[GRAPHIC OMITTED]

COLONIAL HIGH YIELD MUNICIPAL FUND ANNUAL REPORT

November 30, 1997


-------------------------------
  NOT FDIC- | MAY LOSE VALUE
 INSURED    | NO BANK GUARANTEE
-------------------------------

                  COLONIAL HIGH YIELD MUNICIPAL FUND HIGHLIGHTS

                      DECEMBER 1, 1996 - NOVEMBER 30, 1997

INVESTMENT OBJECTIVE: Colonial High Yield Municipal Fund seeks a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in medium- to lower-grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

* Potential for high tax-free income
* Expert credit analysis
* Experienced   professional management

PORTFOLIO MANAGER COMMENTARY: "During the period, heightened investor demand for high yield municipals resulted in higher bond prices and created a challenging investment environment. However, rather than `reach' for yield and increase the portfolio's risk, we chose instead to increase the Fund's overall credit quality."

                                                              -- Bonny Boatman


                 COLONIAL HIGH YIELD MUNICIPAL FUND PERFORMANCE

                                                CLASS A    CLASS B     CLASS C

   Inception dates                               9/1/94     6/8/92     8/1/97
--------------------------------------------------------------------------------
   12-month distributions declared per share(1)  $0.600     $0.524     $0.174
--------------------------------------------------------------------------------
   SEC yields on 11/30/97(2)                      4.80%      4.28%      4.40%
--------------------------------------------------------------------------------
   Taxable-equivalent SEC yields(3)               7.95%      7.09%      7.28%
--------------------------------------------------------------------------------
   12-month total returns, assuming reinvestment 7.95% 7.15% 1.90%(4) of all distributions and no sales charge or contingent deferred sales charge (CDSC)
--------------------------------------------------------------------------------
     Net asset value per share on 11/30/97       $10.34     $10.34     $10.34

(1) A portion of the Fund's income may be subject to the alternative minimum tax.
(2) The 30-day SEC yields on November 30, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.
(3) Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%.
(4) Class C share returns are cumulative since inception on August 1, 1997. The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

                       QUALITY BREAKDOWN (as of 11/30/97)
--------------------------------------------------------------------------------
AAA ..........................   8.6%     BB ...........................   3.8%
AA ...........................   4.2%     B ............................   0.7%
A ............................  11.0%     Non-rated ....................  40.5%
BBB ..........................  30.4%     Cash and equivalents .........   0.8%

Quality weightings are calculated as a percentage of unaudited total investments, including short-term obligations. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality weightings in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[Photo of Harold W. Cogger]

I am pleased to present the annual report for Colonial High Yield Municipal Fund. This report reflects on the investment environment for the 12 months ended November 30, 1997.

The economy grew at a healthy pace during the past year. The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise short-term interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. As interest rates rose, bond prices declined. However, by mid-April, economic growth appeared to moderate while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. At this point, evidence suggests that moderate economic growth will continue in 1998 and that inflation will remain subdued despite low levels of unemployment.

Investments in municipal bonds outperformed most alternative fixed income investments, including Treasury bonds, during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused the tax-exempt market to fall behind. This surge offered higher relative yields and positioned the municipal market for positive performance in the months ahead as the supply is absorbed.

During the year, the yield spreads between high and low quality municipal bonds decreased. This means that investors were not rewarded for taking on additional risk associated with lower quality bonds, particularly in the non-rated sector. As interest rates declined during the last months of the period, investors increasingly "reached" for yield, despite an increase in supply. This resulted in further price increases for lower quality municipal bonds. While these conditions made identifying attractive new investments more difficult, the Fund's lower quality holdings benefited from this trend.

For more information about your Fund, please turn to the Portfolio Manager's Report on the following pages. We thank you for giving us the opportunity to help meet your financial goals, and we hope to continue serving you in the years to come.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
January 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

                           PORTFOLIO MANAGEMENT REPORT

BONNY BOATMAN is portfolio manager of Colonial High Yield Municipal Fund. Ms. Boatman is senior vice president of Colonial Management Associates, Inc. and director of the Muncipal Bond Department.

STRONG ECONOMY AND FALLING INTEREST RATES INCREASE INVESTOR DEMAND FOR HIGH YIELD MUNICIPAL BONDS

During the first half of the period, interest rates were rising in response to unanticipated economic strength. However, by mid-April economic growth was slowing and inflation continued to be insignificant. Many signs suggested that the rising interest rate environment was behind us.

As interest rates and bond yields began to fall, investors began "reaching" for yield causing high yield bond prices to rise. As a result, credit quality spreads became very narrow. In other words, the interest rate premium for investing in lower-rated, less financially secure bonds declined. This created a challenging situation for us. We did not believe that these higher prices and lower yields provided adequate risk-adjusted compensation and we did not participate in many transactions. On the other hand, we used this situation as an opportunity to sell some of the portfolio's less attractive bonds at compelling prices.

NARROW CREDIT SPREADS EMPHASIZE NEED FOR SELECTIVITY

Declining risk-adjusted compensation in the high yield market has led us to be increasingly selective. We are seeing a smaller variety of issues and those that we do see tend to be very large and, in our opinion, very risky. For example, one of the largest issuing sectors in the market is electric co-generation. Co-generation facilities are typically independent entities that are contractually aligned to an electric power distributor and are obligated to produce a specified amount of electricity. Until recently, many of these transactions had been driven by utility regulation rather than by an economically sound supply and demand relationship. However, we are starting to see transactions that are economically sound and whose success is not determined by contractual agreements paying above-market rates. We will continue to closely monitor this sector for attractive opportunities.

MARKET DYNAMICS RESULT IN STRATEGIC REALIGNMENT

In the past, we have spoken about our emphasis on Industrial Revenue Bonds
(IRBs) issued by well-known corporations. Our focus on this sector was driven by our belief that the strong economy and household name quality of these issuers would cause these bonds to appreciate more quickly than many traditional, municipally-issued bonds. While we did experience this effect, we now believe most of those gains have been captured. We are now looking for bonds that are structured to provide the Fund with better yield, maturity and interest rate sensitivity characteristics. We believe that this approach will allow us to identify bonds that should be more responsive to specific market conditions.

MODEST TOTAL RETURN OFFSET BY STRONG INCOME

A 12-month total return of 7.95% for Class A shares, based on net asset value, slightly underperformed the Lipper High Yield Municipal Debt Average. This performance was due primarily to a smaller than average concentration in bond types, such as non-callable bonds, that have a relatively high sensitivity to interest rates. Such bonds experience larger price gains as interest rates decline, as they did during the second half of the period. In addition, prices of several non-rated issues in the de-inked paper market experienced problems. As paper prices in general fell precipitously, these producers of de-inked paper experienced fiscal distress and many of these projects were restructured. We have sold these bonds from the portfolio.

The Fund generated attractive levels of tax-exempt income, paying dividends totalling $0.60 per Class A share for the year. In addition, the Fund's 30-day yield was 4.80% for Class A shares at November 30, 1997. For shareholders in the maximum 39.6% effective federal income tax bracket, that is equivalent to a taxable yield of 7.95%.

POSITIVE OUTLOOK FOR HIGH YIELD MUNICIPAL BONDS

Going forward, we expect the current investment environment to continue, with moderate economic growth and controlled inflation. While we do not see an end to tight credit quality spreads in our market, which makes identifying credit value very difficult, we are confident that we will continue to find bonds that are responsive to changing market conditions. We believe that municipal bonds currently represent excellent value when compared to other fixed income investments, including Treasury bonds. In the near-term we anticipate that high yield tax-exempt bonds will continue to offer compelling after-tax total returns.

            COLONIAL HIGH YIELD MUNICIPAL FUND INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 6/30/92 - 11/30/97
                    Based on NAV and CDSC for Class B Shares


  Date        Lehman Brothers     Net Asset Value            W/CDSC
  ----        ---------------     ---------------            ------

 6/30/92          10,000              10,000                 10,000
 7/31/92          10,300              10,251                 10,251
 8/31/92          10,200              10,194                 10,194
 9/30/92          10,266              10,227                 10,227
10/31/92          10,165              10,180                 10,180
11/30/92          10,347              10,264                 10,264
12/31/92          10,453              10,369                 10,369
 1/31/93          10,575              10,433                 10,433
 2/28/93          10,957              10,653                 10,653
 3/31/93          10,841              10,625                 10,625
 4/30/93          10,950              10,711                 10,711
 5/31/93          11,012              10,745                 10,745
 6/30/93          11,196              10,874                 10,874
 7/31/93          11,211              10,909                 10,909
 8/31/93          11,444              11,103                 11,103
 9/30/93          11,575              11,202                 11,202
10/31/93          11,597              11,238                 11,238
11/30/93          11,494              11,187                 11,187
12/31/93          11,737              11,261                 11,261
 1/31/94          11,871              11,369                 11,369
 2/28/94          11,564              11,227                 11,227
 3/31/94          11,093              10,851                 10,851
 4/30/94          11,187              10,827                 10,827
 5/31/94          11,284              10,902                 10,902
 6/30/94          11,215              10,922                 10,922
 7/31/94          11,420              11,077                 11,077
 8/31/94          11,460              11,097                 11,097
 9/30/94          11,292              11,016                 11,016
10/31/94          11,091              10,890                 10,890
11/30/94          10,891              10,727                 10,727
12/31/94          11,130              10,877                 10,877
 1/31/95          11,449              11,131                 11,131
 2/28/95          11,782              11,399                 11,399
 3/31/95          11,917              11,527                 11,527
 4/30/95          11,931              11,538                 11,538
 5/31/95          12,312              11,844                 11,844
 6/30/95          12,204              11,808                 11,808
 7/31/95          12,320              11,878                 11,878
 8/31/95          12,476              11,985                 11,985
 9/30/95          12,555              12,104                 12,104
10/31/95          12,737              12,271                 12,271
11/30/95          12,949              12,488                 12,488
12/31/95          13,073              12,621                 12,621
 1/31/96          13,172              12,669                 12,669
 2/29/96          13,083              12,619                 12,619
 3/31/96          12,916              12,467                 12,467
 4/30/96          12,879              12,463                 12,463
 5/31/96          12,874              12,460                 12,460
 6/30/96          13,015              12,582                 12,582
 7/31/96          13,132              12,640                 12,640
 8/31/96          13,129              12,674                 12,674
 9/30/96          13,313              12,810                 12,810
10/31/96          13,463              12,946                 12,946
11/30/96          13,710              13,123                 13,123
12/31/96          13,652              13,092                 13,092
 1/31/97          13,678              13,114                 13,114
 2/28/97          13,804              13,237                 13,237
 3/31/97          13,619              13,124                 13,124
 4/30/97          13,734              13,194                 13,194
 5/31/97          13,940              13,344                 13,344
 6/30/97          14,089              13,494                 13,494
 7/31/97          14,479              13,805                 13,805
 8/31/97          14,343              13,729                 13,729
 9/30/97          14,513              13,880                 13,880
10/31/97          14,607              13,978                 13,978
11/30/97          14,693              14,061                 14,061

                 $14,693             $14,061                $13,961

A $10,000 investment in Class A shares made on 9/1/94 (inception) at net asset value (NAV) would have grown to $12,981 on 11/30/97. The same investment based on public offering price (POP) would have been valued at $12,364 on 11/30/97. A $10,000 investment in Class C shares made on 8/1/97 (inception) at NAV would have grown to $10,190 on 11/30/97. The same investment after deducting the applicable CDSC would be valued at $10,090. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of November 30, 1997
--------------------------------------------------------------------------------
                    CLASS A SHARES       CLASS B SHARES       CLASS C SHARES(1)
INCEPTION               9/1/94               6/8/92               8/1/97
                     NAV     POP          NAV    w/CDSC       NAV    w/CDSC
--------------------------------------------------------------------------------
1 year              7.95%   2.82%        7.15%    2.15%       --       --
--------------------------------------------------------------------------------
5 years               --      --         6.50     6.18        --       --
--------------------------------------------------------------------------------
Since inception     8.35    6.74         6.63     6.49      1.90%    0.90%
--------------------------------------------------------------------------------

(1) Class C share performance shown is cumulative since inception on 8/1/97.

Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. POP returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year, 2% for five years and 1% since inception for Class B shares and 1% since inception for Class C shares.

                              INVESTMENT PORTFOLIO
                        NOVEMBER 30, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 97.5%                                     PAR       VALUE
----------------------------------------------------------------------------
EDUCATION - 1.3%
 STUDENT LOANS
 OH Cincinnati Student Loan Funding Corp.,
  Series B,
                               6.750%  01/01/07          $ 2,450   $   2,606
                                                                   ---------
----------------------------------------------------------------------------
HEALTHCARE - 14.9%
 HOSPITALS - 7.7%
 AL Alabama Special Care Facilities Authority,
  Montgomery Healthcare,
  Series 1989,
                              11.000%  10/01/19              295         301
 GA Clayton Hospital Authority,
  The Woodlands Foundation, Inc.,
  Series 1991-A,
                               9.750%  05/01/21(a)         1,500         975
 IL State Health Facilities Authority,
  Edgewater Medical Center,
  Series A,
                               9.250%  07/01/24            2,000       2,440
 MS State Hospital Equipment & Facilities
  Authority, Rush Medical Foundation Project,
                               6.000%  01/01/22              500         507
 NJ Health Care Facilities Financing
  Authority, Raritan Bay Medical Center,
                               7.250%  07/01/27            2,000       2,152
 OH Marion County,
  Community Hospital,
  Series 1996,
                               6.375%  05/15/11            1,000       1,084
 PA Cambria County Hospital Authority,
  Conemaugh Valley Memorial Hospital,
  Series 1988-A,
                               8.875%  07/01/18              165         172
 PA Delaware County Authority,
  Southeastern Pennsylvania Obligated Group,
  Series 1996,
                               6.000%  12/15/26            2,500       2,581
 PA Scranton-Lackawanna Health & Welfare
  Authority, Moses Taylor Hospital Project,
                               6.200%  07/01/17            1,855       1,950
 TN Chattanooga Health Education
  and Housing Facilities Board,
  North Park Hospital Project, Series 1993,
                               8.500%  02/01/23              980       1,049
 TX Denison Hospital Authority,
  Texama Medical Center Project,
                               6.125%  08/15/17            1,000       1,046
 VT State Educational & Health
  Buildings Authority,
  Springfield Hospital, Series A,
                               7.750%  01/01/13              775         867
                                                                   ---------
                                                                      15,124
                                                                   ---------
 INTERMEDIATE CARE FACILITIES - 1.3%
 IL Champaign, Hoosier Care, Inc.,
  Series 1989-A,
                               9.750%  08/01/19              485         518
 IN Wabash First Mortgage, Hoosier
  Care, Inc., Series 1989-A,
                               9.750%  08/01/19              485         519
 MA State Health & Educational
  Facilities Authority,
  Corporation for Independent Living,
                               8.100%  07/01/18              600         652
 TN Shelby County, Health, Education,
  & Housing Facilities Board, Open Arms
  Development Center:
  Series 1992-A,
                               9.750%  08/01/19              335         395
  Series 1992-C,
                               9.750%  08/01/19              330         388
                                                                   ---------
                                                                       2,472
                                                                   ---------
 NURSING HOMES - 5.9%
 DE State Economic Development Authority,
  Churchman Village Project,
  Series A,
                              10.000%  03/01/21              745         898
 DE Sussex County, Healthcare Facility,
  Delaware Health Corporation,
  Series 1994-A,
                               7.600%  01/01/24            1,000       1,030
 FL Broward County,
  Beverly Enterprises, Inc.,
                               9.800%  11/01/10              615         680
 FL Flagler County Industrial
  Development Authority,
  South Florida Properties, Series 1988,
                              10.500%  12/01/18(a)           915         732
 FL Gadsden County Industrial
  Development Authority,
  Florida Properties, Inc., Series 1988-A,
                              10.450%  10/01/18              340         350
 IA State Finance Authority,
  Care Initiatives Project,
  Series 1996,
                               9.250%  07/01/25              500         666
 KS Halstead Industrial Health Care
  Project,
                              10.250%  08/01/13(a)           335         134
 MA State Industrial Finance Agency,
  GF/Massachusetts, Inc.,
  Series 1994,
                               8.300%  07/01/23              980       1,011
 MI Cheboygan County Economic
  Development Corp.,
  Metro Health Foundation Project, Series 1993,
                              10.000%  11/01/(b)             600         600
 NJ Economic Development Authority
  Geriatric and Medical Service, Inc.,
  Series A,
                              10.500%  05/01/04               95         101
 OH Lucas County, Gericare, Inc.,
  Series 1988-B,
                              10.500%  06/01/18              300         307
 PA Chartiers Valley
  Industrial and Commercial Authority,
  Beverly Enterprises, Inc., Series 1985,
                              10.000%  06/01/07            1,650       1,725
 PA Chester County Industrial Development,
  Pennsylvania Nursing Home, Inc.,
  Series 1989,
                              10.125%  05/01/19              440         427
 PA Delaware County Authority,
  Main Line and Haverford Nursing,
  Series 1992,
                               9.000%  08/01/22               50          56
 PA Lackawanna County Industrial Authority,
  Greenridge Nursing Center, Series 1990,
                              10.500%  12/01/10              190         208
 PA Luzerne County Industrial
  Development Authority,
  Millville Nursing Center, Series 1990,
                              10.500%  12/01/12              225         214
 PA Montgomery County Higher Education
  & Health Authority,
  Roslyn-Hatboro, Inc. Project,
                               9.000%  11/15/22              300         240
 PA Philadelphia Authority for Industrial
  Development, RHA/Philadelphia Project,
                              10.250%  11/01/18              735         734
 VA Virginia Beach Development Authority,
  Beverly Enterprises, Series 1985,
                              10.000%  04/01/10              230         252
 WA Kitsap County Housing Authority,
  Martha & Mary Nursing Home,
                               7.100%  02/20/36            1,000       1,130
                                                                   ---------
                                                                      11,495
                                                                   ---------

----------------------------------------------------------------------------
HOUSING - 17.8%
 ASSISTED LIVING/SENIOR - 5.2%
 CT State Authority,
  First Mortgage Gross Health Care
  Church-Avery Project Series 1990,
                               9.000%  04/01/20              500         566
 FL Clearwater Housing Authority,
  Hampton Apartments, Series 1994,
                               8.250%  05/01/24            2,000       2,127
 IL State Development Finance Authority,
  Care Institute, Inc.,
                               8.250%  06/01/25            2,000       2,195
 MN Roseville,
  Care Institute, Inc., Series 1993,
                               7.750%  11/01/23            1,270       1,270
 NY Glen Cove Housing Authority,
                               8.250%  10/01/26            2,000       2,195
 PA Montgomery County Industrial
  Development Authority, Assisted
  Living Facility, Series 1993-A,
                               8.250%  05/01/23              615         653
 TX Bell County Health Facilities
  Development Corp., Care Institutions, Inc.,
                               9.000%  11/01/24            1,000       1,111
                                                                   ---------
                                                                      10,117
                                                                   ---------
 MULTI-FAMILY - 7.5%
 FL Hialeah Housing Authority, Series 1991,
                               9.500%  11/01/21            2,000       1,900
 FL State Housing Finance Agency,
  Windsong Apartments, Series 1993-C,
                               9.250%  01/01/19              750         770
 MN Lakeville,
  Southfork Apartment Project,
  Series 1989-A,
                               9.875%  02/01/20              700         708
 MN Washington County Housing &
  Redevelopment Authority,
  Cottages of Aspen, Series 1992,
                               9.250%  06/01/22              495         548
 MN White Bear Lake,
  Birch Lake Townhomes Project,
  Series 1989-A,
                               9.750%  07/15/19              750         758
 NC Eastern Carolina Regional Housing
  Authority, New River Apartments -
  Jacksonville, Series 1994,
                               8.250%  09/01/14            1,420       1,477
 Resolution Trust Corp., Pass Through Certificates,
  Series 1993-A,
                               8.500%  12/01/16(b)         4,248       4,423
 SC State Housing Finance and Development
  Multi-Family Housing Finance Revenue,
  Westbridge Apartments, Series A,
                               9.500%  09/01/20              615         630
 TN Franklin Industrial Board,
  Landings Apartment Project, Series 1996-B,
                               8.750%  04/01/27            1,800       1,824
 TX Galveston Pass Through Certificates,
  Health Facilities Center,
                               8.000%  08/01/23            1,000       1,055
 VA Alexandria Redevelopment
  & Housing Authority, Courthouse
  Commons Apartments, Series 1990-A,
                              10.000%  01/01/21              500         509
                                                                   ---------
                                                                      14,602
                                                                   ---------
SINGLE-FAMILY - 5.1%
 CO Housing Finance Authority,
  Series D-1,
                               7.375%  06/01/26            2,000       2,242
 CO State Housing Finance Authority,
  Series 1997 A-2,
                               7.250%  05/01/27              800         906
 MO State Housing Development Commission,
  Series C,
                               7.250%  09/01/26            2,755       3,117
 NJ State Housing & Mortgage Finance Agency,
  Series 1989-D,
                               7.700%  10/01/29(c)           945         989
 PA State Housing Finance Agency,
  Series 1994-42,
                               6.850%  04/01/25(c)         2,435       2,642
                                                                   ---------
                                                                       9,896
                                                                   ---------

----------------------------------------------------------------------------
OTHER - 5.0%
 REFUNDED/ESCROWED (D)
 AZ Apache County School District
  Number 010 Round Valley
  Project of 1987, Series 1990-C,
                               9.875%  07/01/05              500         550
 CA Colton Public Financing Authority,
  Series 1995,
                               7.500%  10/01/20            1,000       1,165
 CO Denver City and County Airport:
  Series A,
                               8.500%  11/15/23               25          28
  Series C,
                               6.750%  11/15/22              265         295
  Series D,
                               7.750%  11/15/21              415         471
 DE State Economic Development Authority,
  Riverside Hospital,
  Series 1992-A,
                               9.500%  01/01/22              600         777
 ID State Health Facilities Authority,
  IHC Hospitals, Inc.,
                               8.260%  02/15/21(c)         1,000       1,140
 MA State Industrial Finance Agency,
  Mary Ann Morse Nursing Home, Inc.,
  Series 1991-I,
                              10.000%  01/01/21              500         594
 MA State Industrial Finance Agency,
  Series 1990,
                               9.000%  10/01/20              920       1,050
 MN Mille Lacs Capital Improvement Authority,
  Mille Lacs Bond of Chippewa,
  Series 1992-A,
                               9.250%  11/01/12              625         771
 MO Hannibal Industrial Development Authority,
  Regional Healthcare Systems,
  Series 1992,
                               9.500%  03/01/22            1,000       1,223
 NC Lincoln County,
  Lincoln County Hospital, Series 1991,
                               9.000%  05/01/07              315         380
 WA State Health Care Facilities Authority,
  Grays Harbor Community Hospital,
  Series 1993:
                               7.200%  07/01/03              170         186
                               8.025%  07/01/20              960       1,075
                                                                   ---------
                                                                       9,705
                                                                   ---------

----------------------------------------------------------------------------
OTHER REVENUE - 27.2%
 CHEMICALS - 5.6%
 SC York County,
  Hoechst Celanese Corp., Series 1994,
                               5.700%  01/01/24            4,535       4,615
 WA Spokane County Industrial Development Corp.,
  Kaiser Aluminum & Chemical Corp. Project,
                               7.600%  03/01/27            2,500       2,775
 WY Sweetwater County,
  FMC Corp. Project, Series 1994-A,
                               7.000%  06/01/24            3,325       3,653
                                                                   ---------
                                                                      11,043
                                                                   ---------
 HOTELS - 1.5%
 MN Burnsville Commercial Development,
  Holiday Inn Project, Series 1989,
                              10.600%  06/01/06              500         505
 MN Minneapolis,
  Holiday Inn Metrodome Project,
                               6.000%  12/01/01              400         402
 PA Philadelphia Authority for Industrial
  Development, Doubletree Project,
                               6.500%  10/01/27            2,000       2,077
                                                                   ---------
                                                                       2,984
                                                                   ---------
 INDUSTRIAL - 10.7%
 AZ Greenlee County Industrial
  Development Authority,
  Phelps Dodge Corp.,
                               5.450%  06/01/09            3,000       3,098
 AZ Tucson Airport Authority,
  Lockheed Aeromod Center, Inc.,
  Series 1990,
                               8.700%  09/01/19            2,500       2,812
 GA Wayne County Development Authority,
  Solid Waste Disposal, ITT Rayonier
  Inc., Series 1990,
                               8.000%  07/01/15              500         546
 IL State Development Finance Authority,
  Armstrong World Industries, Inc. Project,
                               5.950%  12/01/24            2,000       2,105
 IN State Development Finance Authority,
  Inland Steel, Series A,
                               5.750%  10/01/11              500         507
 MD Baltimore County,
  Bethlehem Steel Corp. Project, Series B,
                               7.500%  06/01/15            2,000       2,200
 MN Brooklyn Park,
  TL Systems Corp., Series 1991,
                              10.000%  09/01/16              520         642
 MN Buffalo,
  Von Ruden Manufacturing, Inc.,
  Series 1989,
                              10.500%  09/01/14              760         830
 OH Cuyahoga County,
  Joy Technologies, Inc., Series 1992,
                               8.750%  09/15/07              360         412
 TN McKenzie Individual Development Board,
  American Lantern Co., Series 1989,
                              10.500%  05/01/16              458         458
 TX Trinity River Authority,
  Texas Instruments Project, Series 1996,
                               6.200%  03/01/20            2,000       2,100
 WA Pilchuck Public Development Corp.,
  Goodrich (B.F.) Co. Tramco Project,
  Series 1993,
                               6.000%  08/01/23            4,500       4,607
 WV Weirton Pollution Control, Weirton
  Steel Corp., Series 1989,
                               8.625%  11/01/14              500         530
                                                                   ---------
                                                                      20,847
                                                                   ---------
 OIL & GAS - 1.0%
 WA Pierce County Economic
  Development Corp.,
  Occidental Petroleum Co.,
                               5.800%  09/01/29            2,000       2,015
                                                                   ---------
 OTHER - 4.4%
 DC District of Columbia,
  Carnegie Endowment, Series 1996,
                               5.750%  11/15/10            1,155       1,216
 IL Bi-State Development Agency,
  American Commerical Lines, Inc.,
                               7.750%  06/01/10            2,000       2,180
 IN Hammond,
  American Maize Products Co.,
  Series 1994,
                               8.000%  12/01/24            2,000       2,333
 LA Port New Orleans Industrial Development,
  Continental Grain Company, Series 1993,
                               7.500%  07/01/13            2,000       2,192
 MD Baltimore,
  Park Charles Project, Series 1986,
                               8.000%  01/01/10              640         693
                                                                   ---------
                                                                       8,614
                                                                   ---------
 PAPER PRODUCTS - 2.9%
 GA Rockdale County Development
  Authority, Solid Waste Disposal, Visy
  Paper, Inc., Series 1993,
                               7.500%  01/01/26            1,800       1,953
 SC Darlington County,
  Industrial Development Authority:
  Sonoco Products Co.
  Series 1996,
                               6.000%  04/01/26            1,500       1,553
  Sonoco Products Co. Project,
                               6.125%  06/01/25            2,000       2,092
                                                                   ---------
                                                                       5,598
                                                                   ---------
 RETAIL - 1.1%
 OH Lake County,
  North Madison Properties,
  Series 1993,
                               8.819%  09/01/11              545         587
 VA Virginia Beach Development Authority,
  SC Diamond Associates, Inc.,
                               8.000%  12/01/10            1,365       1,493
                                                                   ---------
                                                                       2,080
                                                                   ---------

----------------------------------------------------------------------------
RESOURCE RECOVERY - 4.6%
 DISPOSAL - 2.9%
 CT State Development Authority,
  NETCO - New Haven,
  Series 1996,
                               8.250%  12/01/06            1,000       1,043
 CT State Disposal Facility,
  NETCO Waterbury Ltd., Series 1995,
                               9.375%  06/01/16            1,500       1,721
 GA Fulton County Development
  Authority, Very, Inc.,
                              10.500%  12/01/07              110         115
 MA State Industrial Finance Agency:
  Massachusetts Environmental Services,
  Series 1994-A,
                               8.750%  11/01/21(a)           980         735
  Peabody Monofill Associates, Inc.,
  Series 1995,
                               9.000%  09/01/05              915       1,012
 UT Carbon County,
  Laidlaw Environmental, Series A,
                               7.450%  07/01/17            1,000       1,064
                                                                   ---------
                                                                       5,690
                                                                   ---------
 RESOURCE RECOVERY - 1.7%
 PA Delaware County Industrial
  Development Authority, Series A,
                               6.200%  07/01/19            2,225       2,361
 PA State Economic Development Financing
 Authority, Northampton Generating,
 Series A,
                               6.500%  01/01/13            1,000       1,044
                                                                   ---------
                                                                       3,405
                                                                   ---------

----------------------------------------------------------------------------
TAX-BACKED - 4.3%
 LOCAL GENERAL OBLIGATIONS - 0.5%
 CA Roseville Unified High School District,
  Series B,
                         (e)           06/01/20(c)         3,000         889
 NY New York City, Series C,
                               5.375%  11/15/17              180         177
                                                                   ---------
                                                                       1,066
                                                                   ---------
 SPECIAL NON-PROPERTY TAX - 1.7%
 IL Metropolitan Pier & Exposition
  Authority, McCormick Place Expansion,
                         (e)           06/15/17(c)         6,750       2,380
 IL State Development Finance Authority,
  City of Marion Project,  Series 1991,
                               9.625%  09/15/21            1,175         881
                                                                   ---------
                                                                       3,261
                                                                   ---------
 SPECIAL PROPERTY TAX - 1.9%
 CA Carson, Improvement Assessment District,
  Series 1992,
                               7.375%  09/02/22              955       1,027
 CA Pleasanton Joint Powers Financing
  Reassessment Subordinated Revenue,
  Series 1993-B,
                               6.750%  09/02/17            1,850       1,961
 CA Riverside County Public Financing Authority,
  Redevelopment Projects, Series A,
                               5.500%  10/01/22              700         689
                                                                   ---------
                                                                       3,677
                                                                   ---------
 STATE APPROPRIATED - 0.2%
 NY Metropolitan Transportation Authority,
  Commuter Facilities, Series 1997-8,
                               5.250%  07/01/17              315         306
                                                                   ---------

----------------------------------------------------------------------------
TRANSPORTATION - 13.9% AIR TRANSPORTATION - 7.3%
 CO Denver City &
 County Airport,
  United Airlines, Inc.,
  Series 1992-A,
                               6.875%  10/01/32            3,000       3,278
 IN Indianapolis Airport Authority,
  Federal Express Corp.,
  Series 1994,
                               7.100%  01/15/17            4,000       4,470
 TX Alliance Airport Authority,
  American Airlines Project,
                               7.500%  12/01/29            2,000       2,188
 TX Dallas-Fort Worth International Airport,
  American Airlines, Inc.,  Series 1990,
                               7.500%  11/01/25            2,000       2,177
 TX Houston Airport System,
  Continental Airline Terminal, Series B,
                               6.125%  07/15/17            2,000       2,077
                                                                   ---------
                                                                      14,190
                                                                   ---------
 AIRPORTS - 1.6%
 CO Denver City and County Airport:
  Series A,
                               8.500%  11/15/23              225         253
  Series C,
                               6.750%  11/15/22              985       1,065
  Series D,
                               7.750%  11/15/21            1,585       1,777
                                                                   ---------
                                                                       3,095
                                                                   ---------
 TOLL FACILITIES - 5.0%
 CA Foothill Eastern Transportation
  Corridor Agency, Series 1995-A,
                         (e)           01/01/15            8,000       3,060
 CA San Joaquin Hills Transportation
  Corridor Agency, Series 1993,
                         (e)           01/01/23            5,250       1,372
                               5.000%  01/01/33            2,000       1,855
 CO State Public Highway Authority,
  E-470, Series B, Arapahoe Co.,
                         (e)           09/01/12            5,500       2,578
 NY State Thruway Authority,
                               5.000%  04/01/17            1,000         948
                                                                   ---------
                                                                       9,813
                                                                   ---------

----------------------------------------------------------------------------
UTILITY - 8.5%
 INDEPENDENT POWER PRODUCER - 3.8%
 FL Martin County Industrial
  Development Authority,
  Indiantown Co-Generation Project,
  Series 1994-A,
                               7.875%  12/15/25            1,000       1,160
 NY Port Authority of New York & New Jersey,
  KIAC Partners, Series 1996-IV,
                               6.750%  10/01/11            2,000       2,175
 PA Economic Development Finance
  Authority, Colver Project, Series D,
                               7.150%  12/01/18            3,650       4,024
                                                                   ---------
                                                                       7,359
                                                                   ---------
 INVESTOR OWNED - 1.7%
 AZ Pima County Industrial Development
 Authority, Tucson Electric Power Co.,  Series 1994,
                               6.100%  09/01/25              760         769
 NM Farmington,
  San Juan Public Service Co. Project,
  Series D,
                               6.375%  04/01/22            2,000       2,120
 OH State Water Development Pollution
  Control Facilities, Pennsylvania Power Co.,
                               8.100%  01/15/20              500         535
                                                                   ---------
                                                                       3,424
                                                                   ---------
 JOINT POWER AUTHORITY - 0.3%
 MN Southern Minnesota Municipal
  Power Agency, Series 1994-A,
                         (e)           01/01/25(c)         2,660         622
                                                                   ---------
 MUNICIPAL ELECTRIC - 1.1%
 WA Chelan County Public Utilities, District No. 1,
  Columbia River Rock Hydroelectric,
                         (e)           06/01/14(c)         5,000       2,162
                                                                   ---------
 WATER & SEWER - 1.6%
 LA Public Facility Belmont Water Authority,
                               9.000%  03/15/24(b)           585         527
 MS Five Lakes Utility District,
                               8.250%  07/15/24              400         320
 NJ State Economic Development
  Authority, Hills Development Co.,
                              10.500%  09/01/08              400         406
 NY New York City Municipal Water
  Finance Authority, Series B,
                               5.250%  06/15/29            2,000       1,937
                                                                   ---------
                                                                       3,190
                                                                   ---------
TOTAL INVESTMENTS  (cost of $179,533)(f)                             190,458
                                                                   ---------

SHORT-TERM OBLIGATIONS - 0.8%
----------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (g)
 IL State Educational Facilities Authority,
                               3.900%  12/01/25              100         100
 IN Portage Economic Development Revision,
   Pedcor Investments, Series A,
                               4.050%  08/01/30              900         900
 IN State Health Facilities
  Financing Authority, Series 1992,
                               3.900%  12/01/02              100         100
 LA State Offshore Terminal Authority, Loop, Inc.,
                               3.900%  09/01/06              400         400
NY Niagara Mohawk, Series 1985-A,
                               4.000%  07/01/15              100         100
                                                                   ---------
TOTAL SHORT -TERM OBLIGATIONS                                          1,600
                                                                   ---------

OTHER ASSETS & LIABILITIES, NET - 1.7 %                                3,417
----------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 195,475
                                                                   =========

NOTES TO INVESTMENT PORTFOLIO:
----------------------------------------------------------------------------
(a) This issuer is in default of certain debt covenants. Income is not being accrued.

(b) These securities are exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, the value of these securities amounted to $5,550 or 2.8% of net assets.

(c) These securities, or a portion thereof, with a total market value of $10,824, are being used to collateralize open futures contracts.

(d) The Fund has been informed that the issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(e) Zero coupon bond.

(f) Cost for federal income tax purposes is $179,550. (g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 1997.

SHORT FUTURES CONTRACTS OPEN AT NOVEMBER 30, 1997:


                          Par value                              Unrealized
                         covered by              Expiration     appreciation
     Type                 contracts                month         at 11/30/97
 ---------------------------------------------------------------------------
 Municipal Bond       $        3,500              December         $      49
 Treasury Bond                 3,500               March                  15
                                                                   ---------
                                                                   $      64
                                                                   =========


 See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

                                NOVEMBER 30, 1997

(in thousands except for per share amounts and footnotes)

ASSETS

Investments at value (cost $179,533)                                $ 190,458
Short-term obligations                                                  1,600
                                                                    ---------
                                                                      192,058

Receivable for:

  Interest                                            $ 4,077
  Fund shares sold                                        155
  Investments sold                                        120
  Variation margin on futures                               5
Other                                                      52           4,409
                                                      -------       ---------
    Total Assets                                                      196,467
LIABILITIES
Payable for:
  Distributions                                           809
  Fund shares repurchased                                 158
Accrued:
  Deferred Trustees fees                                    3
Other                                                      22
                                                      -------
    Total Liabilities                                                     992
                                                                    ---------
NET ASSETS                                                          $ 195,475
                                                                    =========
Net asset value & redemption price per share -
Class A ($52,847/5,112)                                             $   10.34
                                                                    =========
Maximum offering price per share - Class A
($10.34/0.9525)                                                     $   10.86(a)
                                                                    =========
Net asset value & offering price per share -
Class B ($142,287/13,761)                                           $   10.34(b)
                                                                    =========
Net asset value & offering price per share -
Class C ($341/33)                                                   $   10.34(b)
                                                                    =========
COMPOSITION OF NET ASSETS
Capital paid in                                                     $ 190,453
Overdistributed net investment income                                     (93)
Accumulated net realized loss                                          (5,874)
Net unrealized appreciation on:
  Investments                                                          10,925
  Open futures contracts                                                   64
                                                                    ---------
                                                                    $ 195,475
                                                                    =========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED NOVEMBER 30, 1997

(in thousands)
INVESTMENT INCOME
Interest                                                            $  13,177
EXPENSES
Management fee                                        $ 1,059
Service fee                                               476
Distribution fee - Class B                              1,079
Distribution fee - Class C                                (a)
Transfer agent                                            297
Bookkeeping fee                                            76
Trustees fee                                               20
Custodian fee                                               8
Audit fee                                                  31
Legal fee                                                  59
Registration fee                                           56
Reports to shareholders                                     9
Amortization of deferred
  organization expenses                                     9
Other                                                      16           3,195
                                                      -------       ---------
       Net Investment Income                                            9,982
                                                                    ---------
NET REALIZED & UNREALIZED GAIN (LOSS)
  ON PORTFOLIO POSITIONS
Net Realized Gain (Loss) on:
 Investments                                           (1,603)
 Closed futures contracts                                  53
                                                      -------
     Net Realized Loss                                                 (1,550)
Net Change in Unrealized Appreciation
 during the period on:
 Investments                                            5,201
Open futures contracts                                     64
                                                      -------
   Net Change in Unrealized Appreciation                                5,265
                                                                    ---------
       Net Gain                                                         3,715
                                                                    ---------
Net Increase in Net Assets from Operations                          $  13,697
                                                                    =========

(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

 (in thousands)                                     Year ended November 30

                                                 -----------------------------
INCREASE (DECREASE) IN NET ASSETS                  1997 (a)         1996
Operations:
Net investment income                               $   9,982       $   9,306
Net realized gain (loss)                               (1,550)             73
Net unrealized appreciation (depreciation)              5,265            (634)
                                                    ---------       ---------
    Net Increase from Operations                       13,697           8,745
Distributions:
From net investment income - Class A                   (2,677)         (1,682)
In excess of net investment income - Class A              (29)          ----
From net investment income - Class B                   (7,352)         (7,931)
In excess of net investment income - Class B              (80)          ----
From net investment income - Class C                       (4)          ----
In excess of net investment income - Class C             ----           ----
                                                    ---------       ---------
                                                        3,555            (868)
                                                    ---------       ---------
Fund Share Transactions:

Receipts for shares sold - Class A                     21,128          22,506
Value of distributions reinvested - Class A             1,026             467
Cost of shares repurchased - Class A                   (7,723)         (3,674)
                                                    ---------       ---------
                                                       14,431          19,299
                                                    ---------       ---------
Receipts for shares sold - Class B                     27,096          31,304
Value of distributions reinvested - Class B             3,211           3,532
Cost of shares repurchased - Class B                  (35,777)        (26,537)
                                                    ---------       ---------
                                                       (5,470)          8,299
                                                    ---------       ---------
Receipts for shares sold - Class C                        354            ----
Value of distributions reinvested - Class C                 2           ----
Cost of shares repurchased - Class C                      (17)          ----
                                                    ---------       ---------
                                                          339           ----
                                                    ---------       ---------
    Net Increase from Fund Share
      Transactions                                      9,300          27,598
                                                    ---------       ---------
        Total Increase                                 12,855          26,730
NET ASSETS
Beginning of period                                   182,620         155,890
                                                    ---------       ---------
End of period (net of overdistributed and
including undistributed net investment
income of $93 and $51, respectively)                $ 195,475       $ 182,620
                                                    =========       =========

(a) Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                   (continued)

                                                    Year ended November 30
                                                 -----------------------------
NUMBER OF FUND SHARES                                 1997 (a)         1996
Sold - Class A                                          2,087           2,243
Issued for distributions reinvested - Class A             101              47
Repurchased - Class A                                    (761)           (364)
                                                    ---------       ---------
                                                        1,427           1,926
                                                    ---------       ---------
Sold - Class B                                          2,678           3,109
Issued for distributions reinvested - Class B             316             351
Repurchased - Class B                                  (3,529)         (2,643)
                                                    ---------       ---------
                                                         (535)            817
                                                    ---------       ---------
Sold - Class C                                             35            ----
Issued for distributions reinvested - Class C               (b)          ----
Repurchased - Class C                                      (2)           ----
                                                    ---------       ---------
                                                           33            ----
                                                    ---------       ---------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS

                              NOVEMBER 30, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial High Yield Municipal Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in medium-to-lower- grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $95,525 in connection with its organization, initial registration with the Securities and Exchange Commission and various states, and the initial public offering of its shares. These expenses were deferred and were amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro-rata portion of the combined average net assets of the Fund, Colonial Tax-Exempt Fund and Colonial Tax-Exempt Insured Fund as follows:

     Average Net Assets                        Annual Fee Rate
     ------------------                        ---------------
      First $1 billion                              0.60%
      Next $2 billion                               0.55%
      Next $1 billion                               0.50%
      Over $4 billion                               0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended November 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $26,197 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $348,081 and none on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75%, annually, of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended November 30, 1997, purchases and sales of investments, other than short-term obligations were $53,456,754 and $41,984,006, respectively.

Unrealized appreciation (depreciation) at November 30, 1997, based on cost of investments for federal income tax purposes was approximately:

            Gross unrealized appreciation                   $12,783,000
            Gross unrealized depreciation                    (1,875,000)
                                                            -----------
                    Net unrealized appreciation             $10,908,000
                                                            ===========

CAPITAL LOSS CARRYFORWARDS: At November 30, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                       Capital loss
                 expiration                      carryforward
                 ----------                      ------------
                    1998                              590,000
                    1999                              364,000
                    2000                              302,000
                    2002                            1,731,000
                    2003                            2,383,000
                    2005                            1,526,000
                                                  -----------
                                                  $ 6,896,000
                                                  ===========

The loss carryforwards expiring in 1998 and 1999 were acquired in the merger with Colonial VIP High Yield Municipal Bond Fund.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may invest in municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1997.

                           FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended November 30
                                       --------------------------------------
                                                        1997
                                       Class A         Class B      Class C (a)
                                       --------        --------     ----------
Net asset value - Beginning of
  period                             $ 10.160        $ 10.160        $ 10.320
                                     --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                   0.592           0.516           0.176
Net realized and unrealized gain        0.188           0.188           0.018(b)
                                     --------        --------        --------
  Total from Investment Operations      0.780           0.704           0.194
                                     --------        --------        --------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income             (0.594)         (0.518)         (0.174)
In excess of net investment income     (0.006)         (0.006)           -
                                     --------        --------        --------
  Total Distributions Declared
      to Shareholders                  (0.600)         (0.524)         (0.174)
                                     --------        --------        --------
Net asset value - End of period      $ 10.340        $ 10.340        $ 10.340
                                     ========        ========        ========
Total return (c)                         7.95%           7.15%           1.90(d)
                                     ========        ========        ========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                            1.11%           1.86%           1.72%(f)
Net investment income (e)               5.83%           5.08%           5.14%(f)
Portfolio turnover                        23%             23%             23%
Net assets at end of period (000)    $ 52,847        $142,287        $    341

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                            Year ended November 30
                             ------------------------------------------------
                                      1996                      1995
                             Class A       Class B      Class A       Class B
                             -------       -------      -------       -------
Net asset value - Beginning
  of period                  $10.230       $10.230      $ 9.330       $ 9.330
                             -------       -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income          0.624         0.548        0.656         0.583
Net realized and unrealized
  gain (loss)                 (0.051)       (0.051)       0.912         0.912
                             -------       -------      -------       -------
  Total from Investment
      Operations               0.573         0.497        1.568         1.495
                             -------       -------      -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income    (0.643)       (0.567)      (0.668)       (0.595)
                             -------       -------      -------       -------
Net asset value - End of
  period                     $10.160       $10.160      $10.230       $10.230
                             =======       =======      =======       =======
Total return (b)               5.86%         5.07%       17.28%        16.42%
                             =======       =======      =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                       1.10% (d)     1.85%(d)     1.17%(d)      1.92%(d)
Net investment income          6.19%(d)      5.44%(d)     6.67%(d)      5.92%(d)
Portfolio turnover                8%            8%          26%           26%
Net assets at end of
  period (000)               $37,420      $145,200      $17,997      $137,893

(a) Class A shares were initially offered on September 1, 1994. Per share amounts reflect activity from that date.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(e) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

                                                 Year ended November 30
                                     ----------------------------------------
                                                1994                   1993
                                     Class A(a)       Class B         Class B
                                     ----------       -------         -------

                                      $ 9.800        $ 10.320        $ 10.070
                                      -------        --------        --------

                                        0.188           0.605           0.609

                                       (0.496)         (1.016)          0.277
                                      -------        --------        --------

                                       (0.308)         (0.411)          0.886
                                      -------        --------        --------

                                       (0.162)         (0.579)         (0.636)
                                      -------        --------        --------

                                      $ 9.330        $  9.330        $ 10.320
                                      =======        ========        ========
                                        (3.15)(c)      (4.10%)          9.00%
                                      =======        ========        ========

                                         1.15(e)        1.90%           1.94%
                                         7.19(e)        6.44%           5.95%
                                           25%            25%             31%

                                      $ 6,027        $113,549        $120,523




--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
All of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
 COLONIAL HIGH YIELD MUNICIPAL FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial High Yield Municipal Fund (a series of Colonial Trust IV) at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
January 9, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                           SHAREHOLDER COMMUNICATIONS

                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial High Yield Municipal Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial High Yield Municipal Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial High Yield Municipal Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[LOGO] LIBERTY FINANCIAL INVESTMENTS, INC. (C) 1998
       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, Massachusetts 02111-2621

                                                       HM-02/344E-1097 M (1/98)